EXHIBIT 10.4


                 ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT

         THIS ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT (the "AGREEMENT") is made as of this 18th day of July, 2006 (the "EFFECTIVE DATE"), by and among Caitac International, Inc., a corporation organized and existing under the laws of Japan ("DISTRIBUTOR"), Blue Concept, LLC, a California limited liability company ("ASSIGNOR"), and Taverniti So Jeans, LLC, a California limited liability company ("ASSIGNEE"), with reference to the following facts:

         A. Assignor and Distributor are parties to that certain International Distribution Agreement dated as of May 1, 2005 (the "DISTRIBUTION AGREEMENT"), pursuant to which Assignor granted to Distributor the exclusive right to distribute products under the brand name "Taverniti So Jeans" in the territory of Japan;

         B. Assignee is the wholly-owned subsidiary of Blue Holdings, Inc., a Nevada corporation (the "COMPANY");

         C. Assignor and Assignee are affiliated entities in that, among other matters, the majority shareholder of the Company (the parent entity of Assignee) is the co-owner of Assignor;

         D.       Assignee   holds  the   exclusive   license  to   manufacture,
commercialize, sell, distribute and exploit apparel products under the brand "Taverniti So Jeans"; and

         E. Each of Distributor, Assignor and Assignee desire to enter into this Agreement to (i) assign to Assignee the rights and obligations of Assignor under the Distribution Agreement, and (ii) amend certain provisions of the Distribution Agreement.

                  NOW THEREFORE, in consideration of the mutual covenants and conditions herein set forth, it is agreed:

         1. Effective as of the Effective Date, Assignor assigns and transfers to Assignee and its successors and assigns, all of Assignor's right, title and interest in and to the Agreement, subject to the terms, covenants, responsibilities, obligations, agreements and restrictions set forth therein.

         2. Effective as of the Effective Date, (i) Assignee accepts the assignment of the Agreement, shall be entitled to all rights and benefits accruing to the Assignor thereunder, and hereby assumes and agrees to be bound by the terms and conditions thereof from and after the Effective Date; and (ii) Distributor accepts the assignment of the Agreement by Assignor to Assignee.

         3. The parties acknowledge and agree that any and all references to Assignor or "TAVERNITY SO JEANS" in the Distribution Agreement shall, as of the Effective Date and for the remainder of the term of the Distribution Agreement, refer to Assignee.

         4. Each of Distributor, Assignor and Assignee agree to execute such other documents and to take such actions as may reasonably be required for the purpose of further evidencing, confirming and effectuating the assignment which is the subject of this instrument.

         5. The provisions of this instrument shall be binding upon and inure to the benefit of Distributor, Assignor and Assignee and their respective successors and assigns.


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         6.       Except as expressly  modified herein, all terms and conditions of the Distribution Agreement are hereby ratified, confirmed and approved and shall remain in full force and effect. In the event of any conflict or inconsistency between this Agreement and the Distribution Agreement, this Agreement shall govern. The provisions of this instrument shall be governed by the laws of the State of California, without reference to its conflicts of law principles.

         IN WITNESS WHEREOF, Distributor, Assignor and Assignee have executed this Assignment, Assumption and Amendment Agreement as of the Effective Date.


                                          DISTRIBUTOR

                                          Caitac International, Inc.



                                          By:   /s/ Hasaji Kaihata
                                             -----------------------------------
                                             Name:  Hasaji Kaihata
                                             Its:   C.E.O.


                                          ASSIGNOR

                                          Blue Concept, LLC



                                          By:   /s/ Elizabeth Guez
                                             -----------------------------------
                                             Name:  Elizabeth Guez
                                             Its:   CEO


                                          ASSIGNEE

                                          Taverniti So Jeans, LLC



                                          By:   /s/ Patrick Chow
                                             -----------------------------------
                                             Name:  Patrick Chow
                                             Its:   CFO


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